As filed with the Securities and Exchange Commission on July 22, 1998.                            Registration No. 333-____________
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--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM S-8

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                           -----------------------

                             MEDICAL ALLIANCE, INC.
             (Exact name of registrant as specified in its charter)

                 TEXAS                                  73-1347577
      (State or other jurisdiction                   (I.R.S. Employer
   of incorporation or organization)              Identification Number)

         MEDICAL ALLIANCE, INC.
     2445 GATEWAY DRIVE, SUITE 150
          IRVING, TEXAS  75063                            75063
(Address of principal executive offices)                (Zip Code)

                           -----------------------

                             MEDICAL ALLIANCE, INC.
               AMENDED AND RESTATED 1994 LONG-TERM INCENTIVE PLAN
                            (Full title of the Plan)

                                   MARK NOVY
                             MEDICAL ALLIANCE, INC.
                         2445 GATEWAY DRIVE, SUITE 150
                              IRVING, TEXAS 75063
                                 (972) 580-8999
                (Name, Address, including zip code and telephone
               number, including area code, of agent of service)

                           -----------------------

                                   COPIES TO:

                               Richard F. Dahlson
                             Jackson Walker L.L.P.
                          901 Main Street, Suite 6000
                              Dallas, Texas  75202

               APPROXIMATE DATE OF PROPOSED COMMENCEMENT OF SALES
                             PURSUANT TO THE PLAN:
     From time to time after this Registration Statement becomes effective.

                        CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------
     Title of                                 Proposed Maximum        Proposed Maximum
 Securities to be        Amount to be        Offering Price Per      Aggregate Offering         Amount of
    Registered            Registered              Share(1)               Price (1)          Registration Fee
---------------------------------------------------------------------------------------------------------------------
 Common Stock,
 $0.002 par value       300,000 shares            $3.00                 $900,000.00             $265.50
---------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(h)(1) and Rule 457(c), the offering price and registration fee are computed on the basis of the average high and low prices of the Common Stock as listed on the Nasdaq Stock Market on July 20, 1998.

      Pursuant to General Instruction E of Form S-8, this Registration Statement incorporates by reference the contents of the Registrant's Registration on Form S-8, File No. 333-18545, filed on December 23, 1996.


                                EXPLANATORY NOTE

      This Registration Statement on Form S-8 relates to 300,000 shares of Common Stock issuable pursuant to the Medical Alliance, Inc. Amended and Restated 1994 Long-Term Incentive Plan, which became available for issuance pursuant to the Plan on February 27, 1998 (subject to shareholder approval obtained later as described herein), pursuant to an amendment to the Plan adopted by the Registrant's Board of Directors on February 27, 1998, and approved by the Registrant's shareholders on May 8, 1998.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents, which have been filed with the Securities and Exchange Commission (the "Commission") by Medical Alliance, Inc. (the "Company"), are incorporated herein by reference and made a part hereof: (i) Prospectus dated October 11, 1996, filed with the Commission pursuant to Rule 424(b) on October 11, 1996; (ii) Registration Statement on Form 8-A (No. 000-21343), effective as of October 10, 1996; (iii) Annual Report on Form 10-K filed on March 31, 1998; (iv) Quarterly Report on Form 10-Q filed on May 15, 1998; and any amendments filed thereto.

      All documents filed by the Company pursuant to Sections 13(a), 13(c), 14, and 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") subsequent to the date of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities offered have been sold or that deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

      Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

      The validity of the shares of Common Stock offered hereby will be passed upon for the Company by Jackson Walker L.L.P. Richard F. Dahlson, a partner in Jackson Walker L.L.P., beneficially owns 10,927 shares of the Common Stock of the Company.

ITEM 8.  EXHIBITS.

             The following is a list of all exhibits filed as a part of this Registration Statement on Form S-8, including those incorporated herein by reference.

    Exhibit No.                Description of Exhibit
    -----------                ----------------------

       4.1      Restated and Amended Articles of Incorporation of Medical
                Alliance, Inc. (1)

       4.2      Restated and Amended Bylaws of Medical Alliance, Inc. (1)

       4.3 Form of certificate evidencing ownership of the Common Stock of Medical Alliance, Inc.(1)

        5        Opinion of Jackson Walker L.L.P. (2)

       15        None

       23.1      Consent of PricewaterhouseCoopers LLP (2)

       23.2 Consent of Jackson Walker L.L.P. (contained in its opinion filed herewith)

       24 Power of Attorney (contained on the signature page of this Registration Statement).

       99        Medical Alliance, Inc. Amended and Restated 1994 Long-Term
                 Incentive Plan.(2)

--------------

(1) Previously filed as an exhibit to the Company's registration statement on Form S-1 (No. 333-09815), and incorporated herein by reference.

(2)      Filed herewith.


                               POWER OF ATTORNEY

         Each person whose signature appears below authorizes Mark Novy and Richard F. Dahlson, and each of them, each of whom may act without joinder of the other, to execute in the name of each such person who is then an officer or director of the Registrant, and to file any amendments to this Registration Statement necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in respect thereof, in connection with the registration of the securities that are the subject of this Registration Statement, which amendments may make such changes to such Registration Statement as such attorney may deem appropriate.

                                 SIGNATURE PAGE

         Pursuant to the requirements of the Securities Act of 1933, as amended, Medical Alliance, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on July 22, 1998.


                                    MEDICAL ALLIANCE, INC.


                                    By:  /s/ Paul Herchman
                                         ---------------------------------------
                                         Paul Herchman
                                         ---------------------------------------
                                         Title:   Chairman of Board and C.E.O.
                                                  ------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on July 22, 1998.


                    SIGNATURE                                   TITLE                          DATE
                    ---------                                   -----                          ----


                                                   Chairman of the Board and Chief
 /s/ Paul R. Herchman                               Executive Officer (Principal     July 22, 1998
 ----------------------------------------------          Executive Officer)
                Paul R. Herchman

                                                      Vice President of Finance
 /s/ Mark Novy                                        (Principal Financial and       July 22, 1998
 ----------------------------------------------          Accounting Officer)
                    Mark Novy


                                                     President, Chief Operating
 /s/ Gary B. Hill                                       Officer, and Director        July 22, 1998
 ----------------------------------------------
                  Gary B. Hill



                                                          Medical Director           July 22, 1998
 ----------------------------------------------             and Director
           David A. Kallenberger, M.D.


 /s/ Anthony J. LeVecchio                                     Director               July 22, 1998
 ----------------------------------------------
              Anthony J. LeVecchio



                                                              Director               July 22, 1998
 ----------------------------------------------
              Thomas A. Montgomery


                                                              Director               July 22, 1998
 ----------------------------------------------
                  Leon Pritzker



 /s/ Jim Silcock                                              Director               July 22, 1998
 ----------------------------------------------
                   Jim Silcock

                               INDEX TO EXHIBITS

Exhibit                                                                                                   Sequentially
Number                                   Description of Exhibit                                           Numbered Page
------                                   ----------------------                                           -------------

 4.1       Restated and Amended Articles of Incorporation of Medical Alliance, Inc. as amended.(1)

 4.2       Restated and Amended Bylaws of Medical Alliance, Inc.(1)

 4.3       Form of certificate evidencing ownership of the Common Stock of Medical Alliance, Inc.(1)

 5         Opinion of Jackson Walker L.L.P.(2)

 15        None

 23.1      Consent of PricewaterhouseCoopers LLP(2)

 23.2      Consent of Jackson Walker L.L.P. (contained in its opinion filed herewith)

 24        Power of Attorney (contained on the signature page of this Registration Statement).

 99        Medical Alliance, Inc. Amended and Restated 1994 Long-Term Incentive Plan.(2)

--------------

(1) Previously filed as an exhibit to the Company's registration statement on Form S-1 (No. 333-09815), and incorporated herein by reference.

(2)      Filed herewith.